UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 4, 2006

National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1245 Q Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-2525
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        At the 2006 Annual Meeting of National Research Corporation (the "Company") held on May 4, 2006, the Company's shareholders approved the National Research Corporation 2006 Equity Incentive Plan (the "Plan").

        The purpose of the Plan is to promote the best interests of the Company and its shareholders by providing associates (i.e., employees) of the Company and its affiliates with an opportunity to acquire a proprietary interest in the Company. The Plan is intended to promote continuity of management and to provide increased incentive and personal interest in the welfare of the Company to associates upon whose judgment, interest and special effort the successful conduct of the Company's business depends.

        The Plan is required to be administered by a committee (the "Committee") of the Company's Board of Directors (the "Board"). In the event that the Committee is not appointed, the functions of the Committee will be exercised by the Board. All associates of the Company or any affiliate are eligible to be granted awards by the Committee under the Plan. Approximately 220 persons are currently eligible to participate in the Plan.

        The Plan provides that up to a total of 600,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock") (subject to adjustment), are available for granting of awards under the Plan. The Plan authorizes the granting to associates of: (a) stock options, which may be either incentive stock options meeting the requirements of section 422 of the Internal Revenue Code or non-qualified stock options; (b) stock appreciation rights; (c) restricted stock; (d) performance shares and (e) other stock-based awards and benefits.

        The Plan is described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting of shareholders held on May 4, 2006.

        The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	National Research Corporation 2006 Equity Incentive Plan [Incorporated by reference to Appendix A to the Company's Proxy Statement for the 2006 Annual Meeting of Shareholders (File No. 0-29466)]

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2006

NATIONAL RESEARCH CORPORATION
By: /s/ Patrick E. Beans
Patrick E. Beans
Vice President, Treasurer, Secretary and Chief
Financial Officer

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated May 4, 2006

Exhibit
Number

(10.1)	National Research Corporation 2006 Equity Incentive Plan [Incorporated by reference to Appendix A to the Company’s Proxy Statement for the 2006 Annual Meeting of Shareholders (File No. 0-29466)]